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                              AMENDMENT NO. 1 TO
                              ------------------
                AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
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     This Amendment No. 1 to the Agreement and Plan of Merger and Reorganization
(this "Amendment No. 1") is made and entered into as of December 30, 1998, by and among CRW Financial, Inc., a Delaware corporation (the "Company"), TeleSpectrum Worldwide Inc., a Delaware corporation (the "Parent") and CRW Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (the "Merger Sub"). The Company, the Parent and the Merger Sub are referred to collectively herein as the "Parties."


                              W I N E S S E T H:
                              - - - - - - - - -

     WHEREAS, the Parties previously entered into an Agreement and Plan of Merger and Reorganization dated as of September 3, 1998 (the "Agreement");

     WHEREAS, the Parties wish to amend certain provisions of the Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


  1. Each of the references to the date December 31, 1998 in Sections 4.5 and 6.1(b) of the Agreement is hereby changed to July 31, 1999.

  2. Except as expressly provided for in this Amendment No. 1, all terms and conditions contained in the Agreement are hereby confirmed and shall remain unchanged and in full force and effect.

  3. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of Delaware, and may be executed in any number of counterparts (including by facsimile signature), each of which shall be an original and all of which, taken together, shall be deemed one and the same instrument.
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     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be executed as of the date first written above by their respective officers thereunto duly authorized.

                             CRW FINANCIAL, INC.


                             By:  /s/ J. Brian O'Neill
                                  ---------------------------
                             Name:    J. Brian O'Neill
                             Title:   President and Chief Executive Officer


                             TELESPECTRUM WORLDWIDE INC.


                             By:  /s/ Keith E. Alessi
                                  ---------------------------
                             Name:    Keith E. Alessi
                             Title:   Chief Executive Officer


                             CRW ACQUISITION CORP.


                             By:  /s/ Keith E. Alessi
                                  ---------------------------
                             Name:    Keith E. Alessi
                             Title:   Chief Executive Officer

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